UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): May 22, 2013

GRAPHIC PACKAGING HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-33988	26-0405422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Riveredge Parkway, Suite 100
Atlanta, Georgia 30328
(Address of principal executive offices)

(770) 240-7200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 22, 2013, Mr. John R. Miller and Mr. Robert W. Tieken retired from the Board of Directors of Graphic Packaging Holding Company (the “Company”).

Item 5.07. Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Stockholders on May 22, 2013. Of the 347,509,777 shares of common stock eligible to vote at the Annual Meeting, 236,108,977 were represented in person or by proxy. The final results of voting on the election of directors, the only matter submitted to stockholders, are as follows:

Director	For	Withheld
George V. Bayly	229,172,469	6,936,508
David D. Campbell	229,287,976	6,821,001
Harold R. Logan, Jr.	229,676,030	6,432,947
David A. Perdue	229,677,773	6,431,204

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAPHIC PACKAGING HOLDING COMPANY
(Registrant)

By: /s/ Stephen A. Hellrung
Stephen A. Hellrung
Date: May, 23, 2013	Senior Vice President, General
Counsel and Secretary